EXHIBIT 99.1

Conversion Services International, Inc.
Notes to Pro Forma Condensed Financial Statements

PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Financial Statements are based on the historical financial statements of Conversion Services International, Inc. (the "Company") and Evoke Software Corporation ("Evoke"), adjusted to give effect to the acquisition of Evoke by the Company. The Balance Sheet assumes the acquisition occurred as of June 30, 2004. For accounting purposes, the Evoke acquisition was deemed to have occurred on June 30, 2004. Transaction volumes between June 28 and June 30, 2004 were de minimis. The Pro Forma Income Statements, for the year ended December 31, 2003 and the six months ended June 30, 2004, assume the acquisition occurred as of the first day of the applicable period.

The pro forma financial information does not reflect certain anticipated cost savings resulting from the operation of Evoke by the Company. There can be no assurance that the Company will be able to realize any anticipated cost savings. The pro forma statements should be read in conjunction with the audited consolidated financial statements of the Company and the related notes thereto which are included in the Company's Amendment No. 2 to Form SB-2 filed with the SEC on November 30, 2004.


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

                     CONVERSION SERVICES INTERNATIONAL, INC.
                        PRO FORMA CONDENSED BALANCE SHEET
                                  JUNE 30, 2004
                                 (IN THOUSANDS)
                                   (Unaudited)

                                                Conversion
                                              Services, Int'l   Evoke Software     Pro forma       Pro forma
                                              (Consolidated)     Corporation      Adjustments     Consolidated
                                              ---------------   --------------    -----------     ------------
ASSETS
CURRENT ASSETS
    Cash                                         $     56         $    141(1)      $    356(1)      $    553
    Restricted cash                                    83               --               83
    Accounts receivable                             3,475              580(1)           (65)(2)        3,990
    Accounts receivable from related parties          786               --               --              786
    Prepaid expenses                                  177               78(1)            --              255
    Costs in excess of billings                        27               --               --               27
    Deferred tax asset                                687               --               --              687
                                                 --------         --------         --------         --------
        TOTAL CURRENT ASSETS                        5,291              799              291            6,381
                                                 --------         --------         --------         --------
PROPERTY AND EQUIPMENT, at cost, net                  444              184(1)            --              628
                                                 --------         --------         --------         --------

OTHER ASSETS
    Due from stockholders, including accrued
      interest of $24                                 206               --               --              206
    Goodwill                                        2,506               --               --            2,506
    Deferred financing costs                          515               --               --              515
    Intangible assets, net of accumulated
      amortization of $137                          2,616               --            1,359(1),(3)     5,801
                                                       --               --            1,381(1)            --
                                                       --               --              445(1)            --
    Equity investments                                122               --               --              122
    Investment in Evoke                             1,820               --               --            1,820
    Other assets                                        2               56(1)           (45)(1)           13
                                                 --------         --------         --------         --------
                                                    7,787               56            3,140           10,983

                                                 $ 13,522         $  1,039         $  3,431         $ 17,992
                                                 ========         ========         ========         ========

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES
    Line of credit                               $  2,041         $     --         $     --         $  2,041
    Current portion of long-term debt                  68               --               --               68
    Deferred compensation liability                    --               --              443(1)           443
    Deferred revenue                                   49            1,254(1)            --            1,303
    Accounts payable and accrued expenses ..        1,960            1,302(1)           (65)(2)        3,197
                                                 --------         --------         --------         --------

        TOTAL CURRENT LIABILITIES                   4,118            2,556              378            7,052
                                                 --------         --------         --------         --------

LONG-TERM DEBT, net of current portion              2,100               --               --            2,100
                                                 --------         --------         --------         --------

DEFERRED TAXES                                        337               --               --              337
                                                 --------         --------         --------         --------

MINORITY INTEREST                                      --               --              199(1)           199
                                                 --------         --------         --------         --------

COMMITMENTS AND CONTINGENCIES                          --               --               --               --

STOCKHOLDER'S EQUITY
    Common stock, $.001 par value, 1,000,000
      shares authorized,
      issued and outstanding                          766           80,619          (80,619)(1)          766
    Preferred Stock                                    --           13,649          (13,649)(1)           --
    Additional paid in capital                      7,788               --            1,940(1)         9,728
    Cumulative translation adjustment                  --             (415)             415(1)            --
    Accumulated deficit                            (1,587)         (95,370)          94,767(1)        (2,190)
                                                 --------         --------         --------         --------

                                                    6,967           (1,517)           2,854            8,304
                                                 --------         --------         --------         --------

                                                 $ 13,522         $  1,039         $  3,431         $ 17,992
                                                 ========         ========         ========         ========

            See Accompanying Notes to Pro Forma Financial Statements


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

                     CONVERSION SERVICES INTERNATIONAL, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004
                      (IN THOUSANDS, except per share data)
                                   (Unaudited)

                                                    Conversion          Evoke
                                                  Services Int'l       Software             Pro forma              Pro forma
                                                  (Consolidated)        Corp.               Adjustments           Consolidated
                                                  -------------      -------------         -------------         -------------
REVENUE                                           $      11,778      $       2,380         $          --         $      14,158

COST OF SERVICES                                          8,154                 90                    --                 8,244
                                                  -------------      -------------         -------------         -------------

GROSS PROFIT                                              3,624              2,290                    --                 5,914
                                                  -------------      -------------         -------------         -------------

Selling and Marketing                                     1,304              1,718                    --                 3,022
G&A                                                       3,163                481                    --                 3,644
Produict Development                                         --                737                    --                   737
Restructuing Charge                                          --                  5                    --                     5
Depreciation & amortization                                  98                129                   603(3)                830
                                                  -------------      -------------         -------------         -------------

OPERATING EXPENSES                                        4,565              3,070                   603                 8,238
                                                  -------------      -------------         -------------         -------------

INCOME FROM OPERATIONS                                     (941)              (780)                 (603)               (2,324)
                                                  -------------      -------------         -------------         -------------

OTHER INCOME (EXPENSE), net                                (145)                23                    --                  (122)
                                                  -------------      -------------         -------------         -------------

LOSS BEFORE INCOME TAXES                                 (1,086)              (757)                 (603)               (2,446)
                                                  -------------      -------------         -------------         -------------

INCOME TAXES (BENEFIT)                                     (460)                --                  (241)(5)              (701)
                                                                                                     241(6)
                                                  -------------      -------------         -------------         -------------
                                                           (460)                --                    --                  (701)
                                                  -------------      -------------         -------------         -------------
NET LOSS                                                   (626)              (757)                 (603)               (1,745)

UNSECURED CONVERTIBLE LINE OF
  CREDIT BENEFICIAL CONVERSION  FEATURE                     667                 --                    --                   667
                                                  -------------      -------------         -------------         -------------
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS      $      (1,293)     $        (757)        $        (603)        $      (2,412)
                                                  =============      =============         =============         =============

NET LOSS PER SHARE                                $       (0.00)               N/A         $       (0.01)        $       (0.00)
                                                  =============      =============         =============         =============

WEIGHTED AVERAGE NUMBER OF COMMON
SHARES USED IN THE NET LOSS PER SHARE
CALCULATION                                         675,628,205                 --            76,463,049           752,091,254
                                                  =============      =============         =============         =============

            See Accompanying Notes to Pro Forma Financial Statements


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

                     CONVERSION SERVICES INTERNATIONAL, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                      (IN THOUSANDS, except per share data)

                                             Conversion         Evoke
                                           Services Int'l      Software
                                             (Restated)          Corp.                Pro forma             Pro forma
                                             (Audited)         (Audited)             Adjustments          Consolidated
                                           -------------      -------------         -------------         -------------
REVENUE                                    $      19,518      $       5,905         $          --         $      25,423

COST OF SERVICES                                  13,472                381                    --                13,853
                                           -------------      -------------         -------------         -------------

GROSS PROFIT                                       6,046              5,524                    --                11,570
                                           -------------      -------------         -------------         -------------

Selling and Marketing                              1,639              4,661                    --                 6,300
G&A                                                4,148              1,191                    --                 5,339
Product Development                                   --              2,000                    --                 2,000
Restructuing Charge                                   --                 40                    --                    40
Depreciation & amortization                          224                457                 1,206(4)              1,887
                                           -------------      -------------         -------------         -------------

OPERATING EXPENSES                                 6,011              8,349                 1,206                15,566
                                           -------------      -------------         -------------         -------------

INCOME FROM OPERATIONS                                35             (2,825)               (1,206)               (3,996)
                                           -------------      -------------         -------------         -------------

OTHER INCOME (EXPENSE), net                         (211)                (1)                   --                  (212)
                                           -------------      -------------         -------------         -------------

INCOME (LOSS) BEFORE INCOME TAXES                   (176)            (2,826)               (1,206)               (4,208)
                                           -------------      -------------         -------------         -------------

INCOME TAXES (BENEFIT)                              (191)                --                  (482)(5)              (673)
                                                      --                 --                   482(6)                482
                                           -------------      -------------         -------------         -------------
                                                    (191)                --                    --                  (191)
                                           -------------      -------------         -------------         -------------

NET INCOME (LOSS)                          $          15      $      (2,826)        $      (1,206)        $      (4,017)
                                           =============      =============         =============         =============

NET INCOME (LOSS) PER SHARE                $        0.00                N/A         $       (0.02)        $       (0.01)
                                           =============      =============         =============         =============

WEIGHTED AVERAGE NUMBER OF COMMON
  SHARES USED IN THE NET INCOME (LOSS)
  PER SHARE CALCULATION                      673,000,000                 --            76,463,049           749,463,049
                                           =============      =============         =============         =============

            See Accompanying Notes to Pro Forma Financial Statements


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

CONVERSION SERVICES INTERNATIONAL, INC.
Notes to Pro Forma Condensed Financial Statements

NOTE A - The pro forma adjustments to the condensed consolidated balance sheet are as follows:

1) To reflect the acquisition of assets and assumption of liabilities of Evoke Software Corporation and the allocation of the purchase price on the basis of the fair value of the assets received, liabilities assumed, and the fair values assigned to identifiable intangible assets as of June 30, 2004 (in thousands)

      The components and allocations of the purchase price were based on independent third party valuations as of the acquisition date.

      COMPONENTS OF PURCHASE PRICE:

         Value of Common Stock               $  1,789
         Acquisition costs                        151
                                             --------
                                             $  1,940

         ALLOCATION OF PURCHASE PRICE:
         ----------------------------

         Customer contracts                    (1,962).....(Six year estimated life)
         Computer software                     (1,381).....(Three year estimated life)
         Trade name                              (445).....(indefinite life)
         Accounts receivable                     (580)
         Furniture and equipment                 (184)
         Cash                                    (497)
         Prepaid expenses                         (78)
         Other assets                             (11)
         Deferred revenue                       1,254
         Deferred compensation                    443
         Other liabilities                      1,302
         Minority interest                        199
                                             --------
                                             $     --
                                             ========


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

2)    Elimination of intercompany accounts receivable and accounts payable.

NOTE B - The pro forma adjustments to the condensed consolidated statement of operations are as follows:

3) To reflect the amortization of Evoke's identified intangible assets for the six months ended June 30, 2004. Amortization of identified intangible assets are as follows(in thousands): :

         Description                     Amortization
         -----------                     ------------
         Computer software                  $  230
         Customer contracts                    373
                                            ------
         Total                              $  603
                                            ======

4) To reflect the amortization of Evoke's intangible assets for the year ended December 31, 2003. Amortization of identified intangible assets are as follows(in thousands): :

         Description                     Amortization
         -----------                     ------------
         Computer software                  $  460
         Customer contracts                    746
                                            ------
         Total                              $1,206
                                            ======

      The weighted average life of the identifiable intangible assets is 4.3 years.

5) To reflect a provision for income taxes which includes an adjustment to reflect the Company's pro forma income tax rate of 40.0%. This rate is based upon the statutory federal income tax rate of 34% plus a blended rate for the various states in which the Company incurs income tax liabilities, net of the federal income tax benefit for state taxes paid, of 6%. Since the Company was an "S" corporation for the majority of 2003, the pro forma rate is based on the Company's estimated income tax rate for 2004 and is not based upon the prior year's effective tax

6) To reflect a valuation allowance for income tax benefit provided in footnote 5.

NOTE C - Other Pro Forma Disclosures

7) 7,150,000 shares of common stock of the Company have been withheld pursuant to the Holdback Agreement among the Company, Evoke Asset Purchase Corp. and Evoke Software Corporation, dated June 28, 2004, for a period of one year. At the end of one year, if the Company is entitled to indemnification pursuant to the Asset Purchase Agreement among the same parties, then the Company shall retain all rights, title and interest in and to that portion of the holdback shares necessary to satisfy the applicable amount of such indemnity obligation. In the event that these shares are released pursuant to the Indemnification Agreement within the specified period, this will be deemed additional consideration in connection with this acquisition.

8) Pursuant to the Non-Competition Agreement among the Company and Lacy Edwards, dated June 28, 2004, Mr. Edwards shall not directly or indirectly compete with the Company or its subsidiaries. No allocation of purchase price has been ascribed in connection with this agreement.


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

9) The severance payment in shares of common stock to three former Evoke employees was part of the negotiated purchase price and reflected in "Components of Purchase Price" above. Such severance payments were not allocated as part of purchase price and have no continuing impact on subsequent proforma earnings.

10) 512,500 shares of common stock of the Company have been paid to certain Evoke employees to retain their employment. A charge of $87,125 was included in the Company's results of operations for the quarter ending June 30, 2004.

11) Deferred revenue acquired in conjunction with the purchase of Evoke relates to maintenance contracts that the Company has assumed a contractual obligation to fulfill. In accordance with EITF 01-3:
      "Accounting in a Business Combination for Deferred Revenue of an Acquiree," this liability was recorded at its fair value.


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